                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                        -------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (date of earliest event report)     22-Jul-96


             The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Pooling and Servicing Agreement dated as of November 30, 1995 providing for the issuance of TMS Auto Grantor Trust Asset Backed Certificates, Series 1995-2)


                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
    ---------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                Delaware            33-94518           22-6680064
                --------            --------           ----------
                State or other    (Commission         (IRS Employer
                jurisdiction of   File Number)         ID Number)
                incorporation)


                2840 Morris Avenue, Union, New Jersey        07083
                -------------------------------------------------------------
                (Address of principal executive officer)


                Registrant's Telephone Number,
                including area code:                 908-686-2000
                                                     ------------------------


                                         n/a
                -------------------------------------------------------------
                (Former name or former address, if changed since last report)

             Item 5           Other Events
                              -----------------------


        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the July 22, 1996 Remittance Date.

                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                            THE MONEY STORE INC.
                                            TMS AUTO HOLDINGS, INC.



                                            By: \S\ James K. Ransom
                                            -----------------------------
                                             James K. Ransom
                                              Vice President





Dated:  07/16/96

                       TMS AUTO RECEIVABLES TRUST 1995-2
                      5.90%  Asset  Backed  Certificates


        IN ACCORDANCE WITH SECTION 14.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF DECEMBER 19, 1995, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1995 - 2 FOR THE JULY 15, 1996 DETERMINATION DATE

     DISTRIBUTION DATE      07/22/96      MONTHLY PERIOD     Jun-96

A.  Information Regarding the Current Monthly Distribution :

    I.  CERTIFICATES

        (a)  The aggregate amount of the distribution to
             Certificateholders from the Collection Account         1,945,771.87

        (b)  The amount of the distribution set forth in A.1.(a)
             above in respect of interest from the Collection         265,298.22
             Account

        (c)  The amount of the distribution set forth in A.1.(a)
             above in respect of principal from the Collection      1,680,473.65
             Account

        (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
             on the Policy (Deficiency Claim Amount)                        0.00

        (e)  The amount of the distribution set forth in A.1.(a)
             above per $1,000 interest                                32.4295312

        (f)  The amount of the distribution set forth in A.1.(b)
             above per $1,000 interest                                 4.4216370

        (g)  The amount of the distribution set forth in A.1.(c)
             above per $1,000 interest                                28.0078942

        (h)  The amount of the distribution set forth in A.1.(d)
             above per $1,000 interest                                 0.0000000


B.  Information Regarding the Performance of the Trust:

    I.  POOL AND CERTIFICATE BALANCES

        (a)  The Pool Balance as of the close of business
             on the last day of the preceding Monthly Period       48,906,051.24

        (b)  The Certificate Balance as of the close of business
             on the last day of the preceding Monthly Period, after
             giving effect to payments allocated to principal set
             forth in Paragraph A.1.(c) above                      48,906,051.24

        (c)  The Certificate Factor as of the close of business
             on the last day of the preceding Monthly Period           0.8151009


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
2.  SERVICING FEE

    (a)  The aggregate amount of the Servicing Fee paid to the
         Servicer with respect to the preceding Monthly Period
         from the Collection Account                                 113,569.29
    (b)  The amount of such Servicing Fee per $ 1,000 interest        1.8928215
    (c)  The amount of any unpaid Servicing Fee                            0.00
    (d)  The change in the amount of any unpaid Servicing Fee
         from the previous Distribution Date                               0.00

3. OTHER FEES

    (a)  The aggregate amount of Trustee Fees paid to the Trustee
         from the Collection Account                                     333.33
    (b)  The aggregate amount of Insurance Premium paid to the
         Certificate Insurer from the Collection Account              10,188.76

4. PAYMENT SHORTFALLS

    (a)  The amount of the Interest Carryover Shortfall after
         giving effect to the payments set forth in Paragraph
         A.1.(b) above                                                     0.00
    (b)  The amount of such Interest Carryover Shortfall
         per $1,000 Interest                                          0.0000000
    (c)  The change in the amount of the Interest Carryover Shortfall
         from the previous Distribution Date                               0.00
    (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
         A.1.(c) above                                                     0.00
    (e)  The amount of such Principal Carryover Shortfall
         per $1,000 Interest                                          0.0000000
    (f)  The change in the amount of the Principal Carryover Shortfall
         from the previous Distribution Date                               0.00

5.  REALIZED LOSSES

    (a)  Realized Losses for the Period funded by the Spread Account 258,311.35
                1.  Cram Down Losses                     2,977.08
                2.  Losses on Liquidated Receivables   255,334.27
    (b)  Aggregate Realized Losses, if any,
                1.  Preceding Monthly Period              Jun-96     950,590.86
                2.  Second preceding Monthly Period       May-96     692,279.51

6.  PURCHASE AMOUNTS

    The aggregate Purchase Amounts for Receivables,
    if any, that were repurchased in such period                           0.00

7.  PAYAHEAD ACCOUNT

    (a)  The aggregate Payahead Balance                               88,288.86
    (b)  The change in the Payahead Balance from the
         previous Distribution Date                                  (20,022.73)
                (1)  The aggregate Payaheads pursuant to
                      Section 14.03 for the Monthly Period
                      which were transferred from the Collection
                      Account to the Payahead Account.   20,912.41
                (2)  The portion of the Payaheads constituting
                      Scheduled Payments on PreComputed
                      Receivables or the portion that are
                      applied to Prepay a PreComputed
                      Receivable in full pursuant to Section
                      14.03 which were transferred from
                      the Payahead  Account to the Collection
                      Account.                           40,935.14
    (c)  The investment earnings on funds in the Payahead Account
         (transferred from the Payahead to the Collection Account) and
         remitted to the Seller as Supplemental Servicing Fee            393.38

                                      (2)

8.  SPREAD ACCOUNT

    (a)  The Spread Account balance after giving effect to
          distributions made on such Distribution Date             4,890,605.12
    (b)  The change in the Spread Account balance on such
          Distribution Date                                         (168,047.37)
    (c)  The Amount withdrawn from the Spread Account and
          payable to the Certificateholders (Deficiency Claim Amount)      0.00
    (d)  The Amount withdrawn from the Spread Account and
          payable to the Seller  (Remaining Funds).                  321,829.56
    (e)  The investment earnings on funds in the Spread Account
          (transferred from the Spread to the Collection Account) and
          remitted to the Seller as Supplemental Servicing Fee        19,196.53

9.  THE POLICY

    The amount distributable from the Policy and payable to the
    Certificateholders, after giving effect to withdrawals from the
    Spread Account (Deficiency Claim Amount)                               0.00

10. THE NOTICES

    (a)  Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                  $0.00 to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (v) of Section 14.06 (b)

    (b)  Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                  $0.00 to be withdrawn from the Policy to fund the amount payable on the related Distribution Date for items (i) thru (v) of
          Section 14.06 (b)

11. TERMINATION OF TRUST

    The amount to be distributed to the Certificateholders from the Collection
    Account pursuant to the Termination of the Trust ( Section 20.01 )     0.00

12. OTHER INFORMATION

    Pursuant to Section 13.09 (b) (i)
    (a)     Delinquency Ratio                        5.1309%
    (b)     Average Delinquency Ratio                4.7060%
    (c)     Default Rate                             11.4169%
    (d)     Average Default Rate                     8.2986%
    (e)     Net Loss Rate                            6.0570%
    (f)     Average Net Loss Rate                    4.9197%

    Pursuant to Section 13.09 (b) (ii)
    Trigger Event occurred as of                      NO

    Pursuant to Section 13.09 (b) (iii)
    Prior Trigger Event Deemed Cured  as              NO

    Pursuant to Section 13.09 (b) (iv)
    Insurance Agreement Event of Default              NO

    Weighted Average Rate                                                 19.44%
    Weighted Average Remaining Term                                       45.66

**NOTE**
    Pursuant to Section 14.02 (b)
    Amount deposited into the Collection Account due to
    mistaken deposits, postings or checks returned for
    insufficient funds to be reimbursed to the Servicer                    0.00
                                     (3)


13.  PRE-FUND ACCOUNT

     (a)  The Pre-Fund Account balance after giving effect to
           distributions made on such Distribution  Date                              0.00
     (b)  The Pre-Fund Account Balance per $ 1,000 interest                      0.0000000
     (c)  The Amount withdrawn from the Pre-Fund Account and transferred
           to the Collection Account (payable to the Certificateholders)              0.00
     (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest       0.0000000
     (e)  The interest earnings on funds in the Pre-Fund Account
           (transferred from the Pre-Fund to the Collection Account) and
           remitted to the Seller as Supplemental Servicing Fee                       0.00

14.  CAPITALIZED INTEREST ACCOUNT

     (a)  The Capitalized Interest Account balance after giving effect to
           distributions made on such Distribution  Date                              0.00
     (b)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
           Certificateholders)                                                        0.00
     (c)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
           Sellers)                                                                   0.00
     (e)  The interest earnings on funds in the Capitalized Interest Account
           (transferred from the Capitalized Interest to the Collection Account)
           and remitted to the Seller as Supplemental Servicing Fee                   0.00


                                               (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 13.09 of the Pooling and Servicing Agreement dated December 19, 1995 pertaining to Series 1995 - 2 in preparing the accompanying Servicer's Certificate.


        THE  MONEY  STORE  AUTO  FINANCE  INC.






        BY: \S\ Harry Puglisi
        -------------------------------

                   HARRY PUGLISI
                   TREASURER